UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 4, 2005

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-306567	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 4, 2005, Raser Technologies, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and Kings Road Investments Ltd, Portside Growth & Opportunity Fund and SRG Capital, LLC (the “Buyers”). Pursuant to the terms of the Purchase Agreement, the Buyers purchased an aggregate of 20,000 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and warrants (the “Warrants”) to purchase 166,666 shares of the Company’s Common Stock (the “Common Stock”), for an aggregate purchase price of $20,000,000.

The shares of Series C Preferred Stock are convertible at the option of the Buyers into shares of Common Stock, and are initially convertible into shares of Common Stock at an initial conversion price of $24.00 per share (the “Initial Conversion Price”). The Initial Conversion Price is subject to broad-based weighted average anti-dilution adjustment to account for certain issuances of securities at a purchase price less than the conversion price then in effect. In addition, the Initial Conversion Price is subject to certain price-based adjustments pursuant to the terms of the Certificate of Designation of the Preferences, Rights and Limitations of the Series C Convertible Preferred Stock (the “Certificate of Designation”). The exercise price of the Warrants is subject to broad-based weighted average anti-dilution adjustment to account for certain issuances of securities at a purchase price less than the exercise price with respect to the Warrants then in effect.

The shares of Series C Preferred Stock will automatically convert into shares of Common Stock at the then-applicable conversion price on the date 60 days after the effective date of the Registration Statement (the “Effective Date”), subject to the satisfaction of certain conditions described in the Certificate of Designation (the “Automatic Conversion”). The shares of Series C Preferred Stock may be converted into shares of Common Stock at the option of the Buyers at any time prior to the Automatic Conversion.

In the event that the Company is required to issue more than an aggregate of 833,333 shares of Common Stock (the “Company Limit”) to effect the conversion of the shares of the Series C Preferred Stock into shares of Common Stock, Mr. Kraig Higginson, Chairman of the Board of Directors of the Company, has agreed to transfer to the Company up to an aggregate of 2 million shares of Common Stock in excess of the Company Limit. In the event that the conversion of the shares of Series C Preferred Stock results in the issuance by the Company of more than an aggregate of 2,833,333 shares of Common Stock (the “Aggregate Limit”), the Company is required to redeem out of legally available funds such shares of Common Stock issued by the Company in excess of the Aggregate Limit at the then-applicable conversion price.

The Company has the obligation to file a registration statement for the registration of the shares of Common Stock underlying the Series C Preferred Stock and the Warrants (the “Registration Statement”) pursuant to the terms and conditions of a Registration Rights Agreement dated April 4, 2005 (the “Registration Rights Agreement”) between the Company and the Buyers. In the event that the shares of Series C Preferred Stock are not registered in a timely manner or the Registration Statement is not available in accordance with the requirements under the Registration Rights Agreement, the Company is required to pay damages to the Buyers of 0.67% per month of the aggregate amount invested.

The foregoing descriptions of the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Certificate of Designation and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Form of Warrant, the Registration Rights Agreement and the Certificate of Designation, copies of which are filed as exhibits hereto and are hereby incorporated herein by reference.

The transactions contemplated by the Purchase Agreement are expected to close on April 8, 2005, subject to customary closing conditions.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The shares of Series C Preferred Stock are convertible into shares of Common Stock pursuant to the Certificate of Designation. In the event that the conversion of the shares of Series C Preferred Stock results in the issuance by the Company of more than an aggregate of 2,833,333 shares of Common Stock, the Company has agreed to redeem out of legally available funds such shares of Common Stock issued by the Company in excess of 2,833,333 shares at the then applicable conversion price.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The foregoing descriptions of the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Certificate of Designation and the transactions contemplated thereby, and the information and descriptions incorporated by reference from Item 1.01 of this Current Report on Form 8-K, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Form of Warrant, the Registration Rights Agreement and the Certificate of Designation, copies of which are filed as exhibits hereto and are hereby incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

On April 4, 2005, the Company, entered into the Purchase Agreement whereby the Buyers purchased 20,000 shares of the Series C Preferred Stock and Warrants to purchase 166,666 shares of Common Stock for an aggregate purchase price of $20,000,000. These securities were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The Company has agreed to file a registration statement with respect to these securities as promptly as practicable.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The foregoing descriptions of the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Certificate of Designation and the transactions contemplated thereby, and the information and descriptions incorporated by reference from Item 1.01 of this Current Report on Form 8-K, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Form of Warrant, the Registration Rights Agreement and the Certificate of Designation, copies of which are filed as exhibits hereto and are hereby incorporated herein by reference.

Item 3.03.    Material Modification of Rights of Security Holders

(a)    On April 4, 2005, the Company filed the Certificate of Designation with the Utah Department of Commerce, Division of Corporations and Commercial Code, which defines the rights of the Series C Preferred Stock. Pursuant to the Certificate of Designations, the shares of the Series C Preferred Stock to be issued pursuant to the Purchase Agreement have certain antidilution rights extended to the holders of the shares of Series C Preferred Stock. So long as any shares of Series C Preferred Stock are outstanding, the Company is prohibited from paying dividends out of any assets on any of its capital stock.

(b)    The information disclosed in Item 3.03(a) of this Current Report on Form 8-K is incorporated by reference herein.

The foregoing descriptions of the Certificate of Designation and the transactions contemplated thereby in these Items 3.03(a) and (b) do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation, a copy of which is filed as an exhibit hereto and hereby is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title

4.4	Form of Warrant

4.5	Registration Rights Agreement dated April 4, 2005 by and between the Company and certain entities identified therein

4.6	Certificate of Designation of Preferences, Rights and Limitation of Series C Convertible Preferred Stock

10.9	Securities Purchase Agreement dated April 4, 2005 by and between the Company and certain entities identified on the Schedule of Buyers therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ Brent M. Cook

Brent M. Cook

Chief Executive Officer

Dated: April 6, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

4.4	Form of Warrant

4.5	Registration Rights Agreement dated April 4, 2005 by and between the Company and certain entities identified therein

4.6	Certificate of Designation of Preferences, Rights and Limitation of Series C Convertible Preferred Stock

10.9	Securities Purchase Agreement dated April 4, 2005 by and between the Company and certain entities identified on the Schedule of Buyers therein.